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                                        SOUTHERN UNION COMPANY
                                         504 LAVACA, SUITE 800
                                         AUSTIN, TEXAS  78701
                                           (512) 477-5852




June 7, 1994



VIA EDGAR
_________


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C.  20549

RE:  Report on Form 8-K
     Southern Union Company;
     Commission File No. 1-6407
     __________________________

Ladies and Gentlemen:

Enclosed for filing on behalf of Southern Union Company (the
"Company") is the Company's Current Report on Form 8-K dated
May 25, 1994.

Very truly yours,


DAVID J. KVAPIL
________________________________
David J. Kvapil
Vice President and Controller

DJK/lg

Enclosures
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                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                        ____________________




                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                           May 25, 1994
         Date of Report (Date of earliest event reported)

                        __________________




                      SOUTHERN UNION COMPANY
      (Exact name of registrant as specified in charter)



       DELAWARE                  1-6407               75-0571592
(State of incorporation)  (Commission File Number)   (IRS Employer
                                                    Identification
                                                        Number)




        504 LAVACA STREET, EIGHTH FLOOR, AUSTIN, TEXAS  78701
     (Address of principal executive offices including zip code)


                         (512) 477-5981
        Registrant's telephone number, including area code


                         Not applicable
          (Former name or address, if changed since last report)

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ITEM 8.  CHANGE IN FISCAL YEAR
         _____________________

The Board of Directors of Southern Union Company (the Registrant), on May 25, 1994 adopted amendments to the Registrant's Bylaws to change the Registrant's fiscal year-end for financial reporting purposes from December 31st to June 30th. This change will be effective for June 30, 1994. The Registrant will file a transition report with the Commission on Form 10-K covering the transition period ending June 30, 1994.

The amendments to the Registrant's Bylaws included a change in the time of the Registrant's annual meeting of stockholders from the third Thursday in May to the second Tuesday in November. Accordingly, the Registrant expects to hold its next annual meeting of stockholders for the election of directors in November 1995 following completion of the fiscal year ending June 30, 1995.
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                              SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.








Dated:  June 7, 1994            SOUTHERN UNION COMPANY

                                By:  DAVID J. KVAPIL
                                     ______________________
                                     David J. Kvapil
                                     Vice President and Controller
                                     (Chief Accounting Officer)

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